Exhibit 99

Universal Electronics Reports Financial Results for the First Quarter 2022

SCOTTSDALE, AZ – May 5, 2022 – Universal Electronics Inc. (UEI) (NASDAQ: UEIC) reported financial results for the three months ended March 31, 2022.
“Over our 35-year history, UEI has nurtured a culture of innovation, developed award-winning, patented technology, and built a strong financial foundation to support the company through times of challenges and of growth,” said Paul Arling, UEI’s chairman and CEO. “During the first quarter, we controlled costs; won multiple honors for our home entertainment and automation control solutions, and continued fostering relationships. Notably, we have secured long-lived projects in the HVAC and home automation channels that are expected to fuel revenue growth in late 2022 and 2023. While supply chain headwinds have persisted, our team has worked hard to overcome them and has continued our long tradition of collaborating with world-leading companies in all of the markets we serve to bring new, innovative designs to consumers. Going forward, we expect to see incremental improvements in supply as well as increased demand from existing and new customers, particularly in HVAC and home automation. We expect sales in the second half of 2022 to be the strongest six months since 2019. Overall, we are excited about the future and remain focused on our long-term vision of delivering profitable growth by creating smarter living.”
Financial Results for the Three Months Ended March 31: 2022 Compared to 2021
•GAAP net sales were $132.4 million, compared to $150.5 million; Adjusted Non-GAAP net sales were $132.4 million, compared to $150.7 million.
•GAAP gross margins were 27.4%, compared to 30.8%; Adjusted Non-GAAP gross margins were 28.9%, compared to 31.4%.
•GAAP operating loss was $0.6 million, compared to operating income of $8.6 million; Adjusted Non-GAAP operating income was $7.8 million, compared to $15.7 million.
•GAAP net loss was $2.9 million, or $0.23 per share, compared to net income of $7.0 million or $0.49 per diluted share; Adjusted Non-GAAP net income was $6.1 million, or $0.47 per diluted share, compared to $12.6 million, or $0.89 per diluted share.
•At March 31, 2022, cash, cash equivalents and term deposits were $62.2 million.
Financial Outlook
For the second quarter of 2022, the company expects GAAP net sales to range between $133 million and $143 million, compared to $150.5 million in the second quarter of 2021. GAAP earnings per diluted share for the second quarter of 2022 are expected to range from $0.23 to $0.33, compared to a GAAP earnings per diluted share of $0.40 in the second quarter of 2021.
For the second quarter of 2022, the company expects Adjusted Non-GAAP net sales to range from $133 million to $143 million, compared to $150.6 million in the second quarter of 2021. Adjusted Non-GAAP earnings per diluted share are expected to range from $0.53 to $0.63, compared to Adjusted Non-GAAP earnings per diluted share of $0.98 in the second quarter of 2021. The second quarter 2022 Adjusted Non-GAAP earnings per diluted share estimate excludes $0.30 per share related to, among other things, excess manufacturing overhead costs, stock-based compensation, amortization of acquired intangibles, litigation costs, foreign currency gains and losses and the related tax impact of these adjustments. For a more detailed explanation of Non-GAAP measures, please see the Use of Non-GAAP Financial Metrics discussion and the Reconciliation of Adjusted Non-GAAP Financial Results, each located elsewhere in this press release.
The company reiterates its long-term growth targets of sales between 5% and 10% and EPS between 10% and 20%.
Conference Call Information
UEI’s management team will hold a conference call today, Thursday, May 5, 2022 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its first quarter 2022 earnings results, review recent activity and answer questions. To access the call in the U.S. please dial 877-843-0414, and for international calls dial 315-625-3071 approximately 15 minutes prior to the start of the conference. The conference ID is 3836534. The conference call will also be broadcast live on the investor section of the UEI website where it will be available for replay for one year. In addition, a replay will be available via telephone for two business days beginning two hours after the call. To listen to the replay, in the U.S. please dial 855-859-2056, and internationally dial 404-537-3406. The access code is 3836534.

Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI for budget planning purposes and for making operational and financial decisions. Management believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, help investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends. Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
Adjusted Non-GAAP net sales is defined as net sales excluding the revenue impact of stock-based compensation for performance-based warrants. Adjusted Non-GAAP gross profit is defined as gross profit excluding the impact of excess manufacturing overhead costs, factory transition costs, gain on the release from our Ohio call center lease obligation guarantee, stock-based compensation expense and depreciation expense related to the increase in fixed assets from cost to fair market value resulting from acquisitions. Adjusted Non-GAAP operating expenses are defined as operating expenses excluding stock-based compensation expense, amortization of intangibles acquired, changes in contingent consideration related to acquisitions, costs associated with certain litigation efforts, and employee related restructuring and other costs. Adjusted Non-GAAP net income is defined as net income excluding the aforementioned items, foreign currency gains and losses and the related tax effects of all adjustments. Adjusted Non-GAAP diluted earnings per share is calculated using Adjusted Non-GAAP net income. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Founded in 1986, Universal Electronics Inc. (NASDAQ: UEIC) is the global leader in wireless universal control solutions for home entertainment and smart home devices. We design, develop, manufacture, ship and support control and sensor technology solutions and a broad line of universal control systems, audio video accessories, and intelligent wireless security and smart home products. Our products and solutions are used by the world's leading brands in the video services, consumer electronics, security, home automation, climate control and home appliance markets. For more information, visit www.uei.com.
Contacts:
Paul Arling, Chairman & CEO, UEI, 480-530-3000
Investors: Kirsten Chapman, LHA Investor Relations, uei@lhai.com, 415-433-3777

Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our expectations about new product introductions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recent annual report on Form 10-K for the year ended December 31, 2021. Risks that could affect forward-looking statements in this press release include: customer and project wins shipping when and in the quantities anticipated by management; supply chain issues and materials shortages growing in magnitude greater than that expected by management; our customers continuing to limit its ordering of our products due to their own supply chain issues and materials shortages; our ability to continue anticipating the needs and wants of our customers, and timely develop and deliver products and technologies that will be accepted by our customers; the continued commitment of our customers to their product development and ordering strategies and patterns that translate into greater demand for our technologies and products as anticipated by management, particularly during the second half of 2022; management's ability to manage its business to achieve its net sales, margins, and earnings through its operating efficiencies, product mix, and gross margin improvement initiatives as guided and as anticipated; our ability to manage our supply chain and logistics interruptions and delays, including the periodic lockdowns occurring in China due to the COVID-19 pandemic; our ability to enhance and protect the value of our intellectual properties, including our patents and trade secrets, through our licensing and litigation efforts; the effects that natural disasters and public health crises, including the COVID-19 pandemic, have on our business and management’s ability to anticipate and mitigate those effects, including the duration, severity and scope of the COVID-19 pandemic, and the actions and restrictions that may be imposed on us and our operations by federal, state, local and international public health and governmental authorities to contain and combat the outbreak and spread of COVID-19, each of which may exacerbate one or more of the aforementioned risks; effects and uncertainties and other factors more fully described in our reports filed with the SEC; and the effects that changes in or enhanced use of laws, regulations and policies may have on our business including the impact of trade regulations pertaining to importation of our products and the tariffs imposed upon them. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Further, any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of May 5, 2022, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	March 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$53,628	$60,813
Term deposit	8,589	—
Accounts receivable, net	132,628	129,215
Contract assets	7,521	5,012
Inventories	139,400	134,469
Prepaid expenses and other current assets	7,738	7,289
Income tax receivable	1,349	348
Total current assets	350,853	337,146
Property, plant and equipment, net	71,437	74,647
Goodwill	49,152	48,463
Intangible assets, net	22,475	20,169
Operating lease right-of-use assets	21,245	19,847
Deferred income taxes	7,714	7,729
Other assets	2,248	2,347
Total assets	$525,124	$510,348
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$82,550	$92,707
Line of credit	85,000	56,000
Accrued compensation	22,255	24,217
Accrued sales discounts, rebates and royalties	6,517	9,286
Accrued income taxes	5,104	3,737
Other accrued liabilities	34,186	30,840
Total current liabilities	235,612	216,787
Long-term liabilities:
Operating lease obligations	14,787	14,266
Deferred income taxes	2,543	2,394
Income tax payable	939	939
Other long-term liabilities	886	13
Total liabilities	254,767	234,399
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 24,831,434 and 24,678,942 shares issued on March 31, 2022 and December 31, 2021, respectively	248	247
Paid-in capital	316,916	314,094
Treasury stock, at cost, 12,085,836 and 11,861,198 shares on March 31, 2022 and December 31, 2021, respectively	(362,513)	(355,159)
Accumulated other comprehensive income (loss)	(11,675)	(13,524)
Retained earnings	327,381	330,291
Total stockholders’ equity	270,357	275,949
Total liabilities and stockholders’ equity	$525,124	$510,348

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Net sales	$132,410	$150,542
Cost of sales	96,142	104,143
Gross profit	36,268	46,399
Research and development expenses	7,806	7,942
Selling, general and administrative expenses	29,023	29,846
Operating income (loss)	(561)	8,611
Interest income (expense), net	(296)	(108)
Other income (expense), net	360	23
Income (loss) before provision for income taxes	(497)	8,526
Provision for income taxes	2,413	1,533
Net income (loss)	$(2,910)	$6,993

Earnings (loss) per share:
Basic	$(0.23)	$0.51
Diluted	$(0.23)	$0.49
Shares used in computing earnings (loss) per share:
Basic	12,812	13,803
Diluted	12,812	14,199

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Net income (loss)	$(2,910)	$6,993
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation and amortization	6,045	6,319
Provision for credit losses	(204)	2
Deferred income taxes	269	894
Shares issued for employee benefit plan	324	410
Employee and director stock-based compensation	2,499	2,600
Performance-based common stock warrants	—	143
Changes in operating assets and liabilities:
Accounts receivable and contract assets	(5,087)	(10,126)
Inventories	(4,599)	1,338
Prepaid expenses and other assets	(1,464)	384
Accounts payable and accrued liabilities	(13,174)	(12,546)
Accrued income taxes	332	(3,140)
Net cash provided by (used for) operating activities	(17,969)	(6,729)
Cash flows from investing activities:
Term deposit	(7,487)	—
Acquisition of net assets of Qterics, Inc.	(939)	—
Acquisitions of property, plant and equipment	(1,785)	(3,698)
Acquisitions of intangible assets	(1,410)	(1,106)
Net cash used for investing activities	(11,621)	(4,804)
Cash flows from financing activities:
Borrowings under line of credit	42,000	30,000
Repayments on line of credit	(13,000)	(10,000)
Proceeds from stock options exercised	—	991
Treasury stock purchased	(7,354)	(10,951)
Net cash provided by (used for) financing activities	21,646	10,040
Effect of foreign currency exchange rates on cash and cash equivalents	759	(297)
Net increase (decrease) in cash and cash equivalents	(7,185)	(1,790)
Cash and cash equivalents at beginning of period	60,813	57,153
Cash and cash equivalents at end of period	$53,628	$55,363

Supplemental cash flow information:
Income taxes paid	$1,375	$3,473
Interest paid	$302	$104

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Net sales:
Net sales - GAAP	$132,410	$150,542
Stock-based compensation for performance-based warrants	—	143
Adjusted Non-GAAP net sales	$132,410	$150,685

Cost of sales:
Cost of sales - GAAP	$96,142	$104,143
Excess manufacturing overhead and factory transition costs (1)	(1,908)	(1,245)
Gain on release from Ohio call center lease obligation guarantee (2)	—	542
Stock-based compensation expense	(39)	(37)
Adjustments to acquired tangible assets (3)	(61)	(65)
Adjusted Non-GAAP cost of sales	94,134	103,338
Adjusted Non-GAAP gross profit	$38,276	$47,347

Gross margin:
Gross margin - GAAP	27.4%	30.8%
Stock-based compensation for performance-based warrants	—%	0.2%
Excess manufacturing overhead and factory transition costs (1)	1.4%	0.8%
Gain on release from Ohio call center lease obligation guarantee (2)	—%	(0.4)%
Stock-based compensation expense	0.0%	0.0%
Adjustments to acquired tangible assets (3)	0.1%	0.0%
Adjusted Non-GAAP gross margin	28.9%	31.4%

Operating expenses:
Operating expenses - GAAP	$36,829	$37,788
Stock-based compensation expense	(2,460)	(2,563)
Amortization of acquired intangible assets	(275)	(276)
Change in contingent consideration	—	193
Litigation costs (4)	(3,659)	(3,569)
Employee related restructuring and other costs	—	111
Adjusted Non-GAAP operating expenses	$30,435	$31,684

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Operating income (loss):
Operating income (loss) - GAAP	$(561)	$8,611
Stock-based compensation for performance-based warrants	—	143
Excess manufacturing overhead and factory transition costs (1)	1,908	1,245
Gain on release from Ohio call center lease obligation guarantee (2)	—	(542)
Stock-based compensation expense	2,499	2,600
Adjustments to acquired tangible assets (3)	61	65
Amortization of acquired intangible assets	275	276
Change in contingent consideration	—	(193)
Litigation costs (4)	3,659	3,569
Employee related restructuring and other costs	—	(111)
Adjusted Non-GAAP operating income	$7,841	$15,663

Adjusted pro forma operating income as a percentage of net sales	5.9%	10.4%

Net income (loss):
Net income (loss) - GAAP	$(2,910)	$6,993
Stock-based compensation for performance-based warrants	—	143
Excess manufacturing overhead and factory transition costs (1)	1,908	1,245
Gain on release from Ohio call center lease obligation guarantee (2)	—	(542)
Stock-based compensation expense	2,499	2,600
Adjustments to acquired tangible assets (3)	61	65
Amortization of acquired intangible assets	275	276
Change in contingent consideration	—	(193)
Litigation costs (4)	3,659	3,569
Employee related restructuring and other costs	—	(111)
Foreign currency net (gain)/loss	(337)	109
Income tax provision on adjustments	908	(1,533)
Adjusted Non-GAAP net income	$6,063	$12,621

Diluted shares used in computing earnings (loss) per share:
GAAP	12,812	14,199
Adjusted Non-GAAP	12,978	14,199

Diluted earnings (loss) per share:
Diluted earnings (loss) per share - GAAP	$(0.23)	$0.49
Total adjustments	$0.69	$0.40
Adjusted Non-GAAP diluted earnings per share	$0.47	$0.89

(1)The three months ended March 31, 2022 and 2021 include excess manufacturing overhead costs due to the expansion of our manufacturing facility in Mexico where products destined for the U.S. market are now manufactured. These products destined for the U.S. market were previously manufactured in China.
(2)Consists of the gain associated with the January 2021 release from our guarantee of the lease obligation related to our Ohio call center which was sold in February 2020.
(3)Consists of depreciation related to the mark-up from cost to fair value of fixed assets acquired in business combinations.
(4)Consists of expenses related to our various litigation matters involving Roku, Inc. and certain other related entities including two Federal District Court cases, two International Trade Commission investigations and the defense of various inter partes reviews before the US Patent and Trademark Board.